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                                                                 Exhibit 10.42.1

                                                              September 22, 1999


America Online, Inc.
2200 AOL Way
Dulles, Virginia 20166

Gentlemen:

     Reference is made to the Interactive Services Agreement, dated as of September 3, 1999, by and between America Online, Inc. and Medscape, Inc. (the "Agreement"). Terms used but not defined herein shall have the meanings set forth in the Agreement.


     This will confirm our agreement that, in the event of the consummation of the proposed combination of Viacom Inc. and CBS Corporation, America Online, Inc. hereby irrevocably waives its right under Section 7.6.1 to terminate the Agreement in the event of a Change of Control of ICP to Viacom Inc. or its successors. The provisions of Section 7.6.1 relating to AOL receiving the next Guaranteed Payment installment and the vesting of any Performance Warrants are not hereby waived and all other provisions of the Agreement shall remain in full force and effect.


                                                  Very truly yours,

                                                  MEDSCAPE, INC.



                                                  By: /s/ Mark E. Boulding
                                                      ------------------------
                                                      Name: Mark E. Boulding
                                                      Title: General Counsel
                                                             and Secretary


Accepted and agreed:                              AMERICA ONLINE, INC.



                                                  By: /s/ David M. Colburn
                                                      ------------------------
                                                      Name: David M. Colburn
                                                      Title: